 Exhibit 10.38

OLYMPIC STEEL, INC.

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is entered into as of _February 9, 2018_ (the “Effective Date”) by and between OLYMPIC STEEL, INC., an Ohio corporation (the “Company”) and the Company employee identified on the signature page of this Amendment below (“Executive”).

WHEREAS, Executive is currently a party to an Employment Agreement entered into between the Company and Executive as of August 19, 2016 (the “EA”);

WHEREAS, the parties hereto mutually desire to enter into this Amendment to amend the EA, effective as of the Effective Date, to change the methodology for determining the Executive’s Annual Bonus;

WHEREAS, the Company and Executive may amend the EA through this Amendment if signed by both the Company and Executive; and

WHEREAS, certain capitalized terms used in this Amendment without definition have the meanings ascribed to them in the EA.

NOW, THEREFORE, the Company and Executive hereby acknowledge and agree, effective as of the Effective Date, as follows:

1.     Amendment and Restatement of Third Sentence of Section 3(d) of the EA. The third sentence of Section 3(d) of the EA is hereby amended and restated in its entirety as follows: “For calendar year 2017, Executive shall participate in the ZEUS consolidated pool of the Plan with 18.18 units, and for calendar year 2018 and thereafter during the Employment Period, Executive shall receive a cash incentive equal to 0.85% of the Company’s consolidated earnings before interest, taxes, depreciation and amortization (computed without respect to any LIFO income or expense), subject to performance factors established by the Board, that may change from time to time.”

2.     Entire Agreement. The amended EA, consisting of the EA as amended as of the Effective Date by the Amendment, constitutes the full and entire understanding and agreement between the parties to the EA with regard to the subjects hereof and thereof.

3.     Continuing Effectiveness. Except as otherwise provided in the Amendment, the EA shall continue in full force and effect in accordance with its terms.

[signature page follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment effective as of the Effective Date.

OLYMPIC STEEL, INC.

By: /s/ Richard A. Manson

Name: Richard A. Manson

Title: VP & Treasurer

/s/ Andrew S. Greiff

Andrew S. Greiff